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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): August 9, 1999

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                       CHECKERS DRIVE-IN RESTAURANTS, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        0-19649                58-165496
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)



         14255 49th Street North, Building I, Clearwater, Florida   89109
        (Address of Principal Executive Offices)                  (Zip Code)

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                                 (727) 519-2000
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              (Registrant's telephone number, including area code)


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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         The purpose of this Amendment No. 1 to Checkers Drive-In Restaurants, Inc.'s Form 8-K, dated August 9, 1999, is to include information relating to the Rally's Hamburgers, Inc. 9 7/8 Senior Notes, due June 15, 2000 (the "Notes"), that were assumed by Checkers on August 9, 1999 in connection with the merger between Checkers and Rally's Hamburgers, Inc. The Notes were assumed by Checkers pursuant to the terms of that certain Supplemental Indenture, dated August 9, 1999, by and between Checkers, as successor by merger to Rally's, and Chase Manhattan Trust Company, N.A., as trustee. The Notes are registered securities of Checkers under paragraph 12(b) of the Securities Exchange Act of 1934 (the "Act"), by operation of Rule 12g-3 under the Act. The Notes are currently being traded on the New York Stock Exchange under the symbol RLLY 00.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (c)    Exhibits

          99.1 Supplemental Indenture, dated August 9, 1999, by and between Checkers Drive-In Restaurants, Inc., a Delaware corporation, as successor by merger to Rally's Hamburgers, Inc., a Delaware corporation, and Chase Manhattan Trust Company, N.A., as trustee.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Checkers Drive-In Restaurants, Inc.


Date: October 13, 1999               By: /s/ RICHARD A. PEABODY
                                         --------------------------------------
                                         Name: Richard A. Peabody
                                         Title: Senior Vice-President and Chief
                                         Financial Officer